POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January 2004.



                                                    /s/   Vincent A. Calarco
                                                          Vincent A. Calarco

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                              /s/         George Campbell, Jr.
                                                          George Campbell, Jr.

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                                /s/       Gordon J. Davis
                                                          Gordon J. Davis

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                                /s/    Michael J. Del Giudice
                                                       Michael J. Del Giudice

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                                 /s/      Joan S. Freilich
                                                          Joan S. Freilich

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                                 /s/      Ellen V. Futter
                                                          Ellen V. Futter

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of January 2004.



                                              /s/     Sally Hernandez-Pinero
                                                      Sally Hernandez-Pinero

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 14th day of January 2004.



                                                  /s/     Peter W. Likins
                                                          Peter W. Likins

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                                     /s/  Eugene R. McGrath
                                                          Eugene R. McGrath

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                                 /s/      Edward Rasmussen
                                                          Edward Rasmussen

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of January 2004.



                                                  /s/     Frederic V. Salerno
                                                          Frederic V. Salerno

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. ("Con Edison") to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 5 million shares of the Company's Common Shares ($.10 par value) to be offered and sold under The Consolidated Edison, Inc. Stock Purchase Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of January 2004.




                                                 /s/      Stephen R. Volk
                                                          Stephen R. Volk